UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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FOREST LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Home Press Releases Shareholder Letters Presentations & Materials Our Nominees Proxy Materials SEC Filings Contact Welcome Welcome to our website. Here you can find information pertaining to Forest Laboratories. Inc. and our 2011 Annual Meeting of Stockholders, which will be held on Thursday, August 13,2011 in New York, New York. The votes of Forest stockholders are very important at this critical juncture in the Company’s history. Your Board has nominated 10 highly qualified candidates to serve on Forest’s Board, including 7 incumbent directors and 3 new independent nominees. If elected, our nominees are committedto representing the best interests of all Forest stockholders, and your Board urges you to vote FOR Forest’s entire slate by using the WHITE proxy card that you have received from Forest You canfindvoting instructions, biographies of our nominees, relevant letters to stockholders, our proxy statement and any amendments or supplements to it, and other useful information on this website. We encourage you to read all the materials carefully. We-thankyou for your support.
Press Releases 03.10.11 ISS Recommends Forest Shareholders Vote For Companys Entire Slate of Ten Board Nominees 0S.0S.11 Forest Laboratories Sends Letter to Shareholders more >
Shareholder Letters 0S.0E.11 August 5th Shareholder Letter 03.01.11 August 1st Shareholder Letter 07.18.11 JulviSth Shareholder Letter mone >
ijl.l Presentations & Materials 0B.0S.11 Forest Labs — We Believe Icahn’s Nominees are Conflicted OB. 06.11 ‘Forest Chief Prevails Over U.S.[7] - The Wall Street Journal 0S.0E.11 Case Closure Letter to Howard Solomon from the HHS-QIG more >
SEC Filings 0S.10.11 ISS Recommends Forest Shareholders Vote For Company’s Entire Slate of Ten Board Nominees 03.09.11 Updates to Website 0S.0&.11 Forest Labs-We Believe Icahn’s Nominees are Con flirted more >
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Home Press Releases Shareholder Letters Presentations & Materials Our Nominees Proxy Materials SEC Filings Contact Press Releases Title Date 08.10.2011 ISS Recommends Forest Shareholders Vote ForCompanys Entire Slate of Ten Board Nominees 08.08.2011 Forest Laboratories Sends Letter to Shareholders 08.05.2011 HHS-OIG Drops Potential Action Against Forest CEO Howard Solomon
PDF B
~S.CONT08.05.2011
Forest Laboratories Issues Statement Regarding Litigation with Icahn
~S.CONT08.01.2011
Forest Laboratories Sends Letter to Shareholders
~S.CONT07.29.2011
Forest Laboratories Fires Investor Presentation ¦a
~S.CONT07.18.2011
Forest Laboratories Files Definitive Proxy Materials For Annual Meeting To Be He-Id On Augustus, 2011
~S.CONT07.18.2011
Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting 06.13.2011
Forest Laboratories Receives Notice of Director Nominations
hfOME | PRESSRELEASES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT ©2011 Forest Laboratories. Inc. Important Information

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Press Releases

ISS Recommends Forest Shareholders Vote For Companys Entire Slate of Ten Board Nominees

Forest Urges Shareholders to Vote "For All" of Forest's Director

Nominees on the White Proxy Card

NEW YORK, August 10, 2011 — Forest Laboratories, Inc. (NYSE: FRX) ("Forest") commented on today's report by leading proxy advisory service Institutional Shareholder Services (ISS), recommending that shareholders vote the WHITE proxy card to elect all ten of Forest's director nominees at the Company's Annual Meeting of Shareholders, which will be held on August 18, 2011.

Kenneth Goodman, Forest's Presiding Independent Director, said, "We are very pleased that ISS has recommended in favor of all of the Company's highly qualified director nominees. We believe this positive recommendation reflects the Company's strong track record of developing new products, the high caliber of our director candidates, including our three new, independent nominees, and the balance of valuable experience and new perspectives we have assembled on our slate. ISS squarely rejects the notion that Icahn's nominees will improve the Forest board, and we strongly recommend all shareholders vote on the white proxy card to support the Company's nominees."

In recommending that shareholders support the Company's entire slate of director nominees, ISS stated:

- "Because the dissident has not demonstrated a compelling case that change at the board level is needed, we have not recommended shareholders vote for any of the dissident nominees." (ISS Proxy Report, August 10, 2011, Page 24)
- "Based on the company's pipeline, its demonstrable success in bringing newer products to market and shepherding others through regulatory approval, and analysts' assessment of and financial projections for those replacement products, however, we find little evidence to support the dissidents' contention that the board has made major strategic missteps in planning for the upcoming patent cliffs." (ISS Proxy Report, August 10, 2011, Page 5)

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‘Because the dissident has not demonstrated a compelling case that change at the board level is needed, we have not recommended shareholders vote for any of the dissident nominees.[1] [133 Proxy
Report. August 10, 2011, Page 24} ‘Based on the company’s pipeline, its demonstrable success in bringing newer products to market and shepherding others through regulatory approval, and analysts’ assessment of andfinancial projections forthose replacement products, however, we find little evidence to support the dissidents’
contention that the board has made major strategic missteps in planning for the upcoming patent cliffs” [ISS Proxy Report. August 10. 2011, Page 5) — ‘...IMJanagement has clearly taken action to offset the looming Lexapro and Namenda patent cliffs through the launch of five new products since 200S, andthe planned launch of four additional products in overthe next several years.’[ISS Proxy Report, August 10,2011, Page 4) * ‘In the past three years the company has launched five new drugs as part of its Next Nine strategy to replace the revenue from products going off patent. It has anothertwo in the new drug application (*NDAT) phase—aclidinium and linaclotide. Some analysts project linaclotide as the most promising drug in the pipeline, with FY2016 sales as high as £750 million.” [ISS Proxy Report, August 10, 2011.
Page 3) The Company also commented today on the recent reports of Egan-Jones Proxy Services, which joined ISS in recommending that shareholders vote “FOR ALL[r] of the Company’s director nominees, and Glass Lewis & Co., which recommended that shareholders reject three of Icahn’s four nominees, thereby supporting the election of nine of the Company’s ten nominees. Mr. Goodman continued: “We are gratified that Egan-Jones, like ISS, has recommended in favor of our entire slate. However, we respectfully disagree with Glass Lewis’s recommendation for Richard Mulligan, who we believe is clearly less qualified than the Company’s nominees and has an obvious conflict of interest due to his service on the board of Biogen Idee, which actively competes with Forest for new product licensing and acquisition opportunities in the areas of cardiovascular health, neurology, and infectious diseases’ Howard Solomon, Chairman and Chief Executive Officer of Forest, added: “Forest is strong and performing well and has developed one of the deepest and most promising product portfolios in the industry, including a total of nine new products which have been launched or are expected to be launched by 2013. This is a time of tremendous opportunity for Forest, andthe Board and senior management team are confident that we are on the right course to deliver a highly attractive return and enduring value for our shareholders.[1] Forest urges shareholders to vote the WHITE card they have received from Forest and to vote JFOR ALL” ten of Forest’s nominees to its Board of Directors. Shareholders can vote by telephone, Internet or by signing, dating and returning the Company’s WHITE proxy card. Forest urges shareholders NOT to sign any gold proxy card sent to them by the Icahn Group. Even a withhold vote for Icahn’s nominees on a gold proxy card will cancel any previous proxy submitted by shareholders that voted’FOR ALLT the Company’s nominees.

£ ISS Recommends Forest Shareholders Vote For Companys Entire Slate of Ten Board Nominees | Fones - Windows Internet Explorer pro
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~S.CONT¦ wen ana nas oeveiopea one oune oeepesi ano mosi promising proauci pornonos in me mausiry, inciuomg a total of nine new products which have been launched or are expectedto be launched by 2013. This is a time of tremendous opportunity for Forest, andthe Board andsenior management team are confident that we are on the right course to deliver a highly attractive return and enduring value for our shareholders.[c]
Forest urges shareholders to vote the WHITE card they have received from Forest and to vote “FOR ALL’ ten of Forest’s nominees to its Board of Directors. Shareholders can vote by telephone, Internet or by signing, dating and returning the Company’s WHITE proxy card. Forest urges shareholders NOT to sign any gold proxy cardsentto them by the Icahn Group. Even awithholdvote for Icahn’s nominees on a gold proxy card will cancel any previous proxy submitted by shareholders that voted “FOR ALL[1] the Company’s nominees. If shareholders have any questions or require assistance with voting their WHITE proxy card, they can contact MacKenzie Partners. Inc.. toll-free, at (300) 322-2885. Shareholders can find additional information about the Forest Annual meeting at http:JAwww.frx2011aiinualmeetinq.comy. Forward Looking Information Exceptforthe historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-Kforthe fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings. I in porta nt Additional I nf o rm ation Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemedto be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18.2011. Forest Laboratories filed its definitive proxy statement [as it may be amended!, the JProxy Statement^ with the U.S. Securities and Exchange Commission (the JSECT) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website atwww.sec.gov. Copies are also available at no charge at Forest Laboratories’ website atwww.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022. This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtainedto use the material as proxy soliciting material.
!fyou have any questions, require assistance with voting your WHITE proxy cart.

ISS Recommends Forest Shareholders Vote For Companys Entire Slate of Ten Board Nominees | Fones - Windows Internet Explorer pro
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set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website atwww.sec.gov. Copies are also available at no charge at Forest Laboratories’website atwww.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.
This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material. If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, pi&ase contact: MacKenzie Partners 105 Madison Avenue New York, NY 10016 frxproxy@mackenziepartners.com [212) 929-5500 [Call Collect) Or TOLL-FREE [300)322-2335 Investor Contact: Frank J. Murdolo Vice President- Investor Relations, Forest Laboratories, Inc. 1-212-224-6714 F ra n k.M u rd ol (Xa>f rx, com Media Contacts: SardVerbinnen&Co Hugh Bums/Renee Soto/Lesley Bogdanow 1-212-637-8030 Additional Investor Contacts: MacKenzie Partners Dan Burch 1-212-929-5743

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of need additional copies of the proxy materials, please contact: MacKenzie Partners 105 Madison Avenue New York, NY 10016 frxproxy@mackenziepartners.com [212) 929-5500 [Call Collect) Qr TOLL-FREE [800) 322-2885 Investor Contact: Frank J. Murdolo Vice President- Investor Relations. Forest Laboratories. Inc. 1-212-224-6714 Frank J.I urdoloiajf rx.com Media Contacts: SardVerbinnen A Co Hugh Bums/Renee Soto/Lesley Bogdanow 1-212-687-8080 Additional Investor Contacts: MacKenzie Partners Dan Burch 1-212-929-5748 Charlie Koons 1-212-929-5708 ### < back HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT ©2011 Forest Laboratories, Inc. Important Information

ISS Recommends Forest Shareholders Vote For Company’s Entire Slate of Ten Board Nominees
Forest Urges Shareholders to Vote “For All” of Forest’s Director
Nominees on the White Proxy Card
NEW YORK, August 10, 2011 — Forest Laboratories, Inc. (NYSE: FRX) (“Forest”) commented on today’s report by leading proxy advisory service Institutional Shareholder Services (ISS), recommending that shareholders vote the WHITE proxy card to elect all ten of Forest’s director nominees at the Company’s Annual Meeting of Shareholders, which will be held on August 18, 2011.
Kenneth Goodman, Forest’s Presiding Independent Director, said, “We are very pleased that ISS has recommended in favor of all of the Company’s highly qualified director nominees. We believe this positive recommendation reflects the Company’s strong track record of developing new products, the high caliber of our director candidates, including our three new, independent nominees, and the balance of valuable experience and new perspectives we have assembled on our slate. ISS squarely rejects the notion that Icahn’s nominees will improve the Forest board, and we strongly recommend all shareholders vote on the white proxy card to support the Company’s nominees.”
In recommending that shareholders support the Company’s entire slate of director nominees, ISS stated:
•	“Because the dissident has not demonstrated a compelling case that change at the board level is needed, we have not recommended shareholders vote for any of the dissident nominees.” (ISS Proxy Report, August 10, 2011, Page 24)

•	“Based on the company’s pipeline, its demonstrable success in bringing newer products to market and shepherding others through regulatory approval, and analysts’ assessment of and financial projections for those replacement products, however, we find little evidence to support the dissidents’ contention that the board has made major strategic missteps in planning for the upcoming patent cliffs.” (ISS Proxy Report, August 10, 2011, Page 5)

•	“...[M]anagement has clearly taken action to offset the looming Lexapro and Namenda patent cliffs through the launch of five new products since 2008, and the planned launch of four additional products in over the next several years.” (ISS Proxy Report, August 10, 2011, Page 4)

•	“In the past three years the company has launched five new drugs as part of its Next Nine strategy to replace the revenue from products going off patent. It has another two in the new drug application (“NDA”) phase—aclidinium and linaclotide. Some analysts project linaclotide as the most promising drug in the pipeline, with FY2016 sales as high as $750 million.” (ISS Proxy Report, August 10, 2011, Page 3)
The Company also commented today on the recent reports of Egan-Jones Proxy Services, which joined ISS in recommending that shareholders vote “FOR ALL” of the Company’s director nominees, and Glass Lewis & Co., which recommended that shareholders reject three of Icahn’s four nominees, thereby supporting the election of nine of the Company’s ten nominees.
Mr. Goodman continued: “We are gratified that Egan-Jones, like ISS, has recommended in favor of our entire slate. However, we respectfully disagree with Glass Lewis’s recommendation for Richard

Mulligan, whom we believe is clearly less qualified than the Company’s nominees and has an obvious conflict of interest due to his service on the board of Biogen Idec, which actively competes with Forest for new product licensing and acquisition opportunities in the areas of cardiovascular health, neurology, and infectious diseases.”
Howard Solomon, Chairman and Chief Executive Officer of Forest, added: “Forest is strong and performing well and has developed one of the deepest and most promising product portfolios in the industry, including a total of nine new products which have been launched or are expected to be launched by 2013. This is a time of tremendous opportunity for Forest, and the Board and senior management team are confident that we are on the right course to deliver a highly attractive return and enduring value for our shareholders.”
Forest urges shareholders to vote the WHITE card they have received from Forest and to vote “FOR ALL” ten of Forest’s nominees to its Board of Directors. Shareholders can vote by telephone, Internet or by signing, dating and returning the Company’s WHITE proxy card. Forest urges shareholders NOT to sign any gold proxy card sent to them by the Icahn Group. Even a withhold vote for Icahn’s nominees on a gold proxy card will cancel any previous proxy submitted by shareholders that voted “FOR ALL” the Company’s nominees.
If shareholders have any questions or require assistance with voting their WHITE proxy card, they can contact MacKenzie Partners, Inc., toll-free, at (800) 322-2885. Shareholders can find additional information about the Forest Annual meeting at http://www.frx2011annualmeeting.com/.
Forward Looking Information
Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.
Important Additional Information
Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.
This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
105 Madison Avenue
New York, NY 10016
frxproxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885
Investor Contact:
Frank J. Murdolo
Vice President – Investor Relations, Forest Laboratories, Inc.
1-212-224-6714
Frank.Murdolo@frx.com
Media Contacts:
Sard Verbinnen & Co
Hugh Burns/Renee Soto/Lesley Bogdanow
1-212-687-8080
Additional Investor Contacts:
MacKenzie Partners
Dan Burch
1-212-929-5748
Charlie Koons
1-212-929-5708
# # #

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SEC Filings Date Title Type
ISS Recommends Forest Shareholders Vote For Company’s Entire —
03.10.2011 Slate of Ten Board Nominees DEFA14A —— —— —
OS.09.2011 Updates to Website DEFA14A —— —— —
08.09.2011 Forest Labs — We Befieve Icahn’s Nominees are Conflicted DEFA14A —
08.08.2011 Forest Laboratories Sends Letter to Shareholders DEFA14A —
08.08.2011 Updates to Website DEFA14A —— —
08.08.2O11 Additional Materials DEFA14A —— —— —
OS.08.2011 HHS-OIG Drops Potential Action Aaainst Forest CEO DEFA14A —
08.05.2011 Updates to Website DEFA14A —— —— —
08.05.2011 Forest Labs — A Leadina Pharmaceutical Company DEFA14A —
Forest Laboratories Issues Statement Reaardina Litiaation with —
08.05.2011 fcahn DEFA14A —— —— —
03.04.2011 Updates to Website DEFA14A —— —— —
08.04.2011 Icahn’s Auaust 3rd Claims Are Filled With Misrepresentations DEFA14A —
08.01.2011 Updates to Website DEFA14A —— —— —
08.01.2011 Forest Laboratories Sends Letter to Shareholders DEFA14A —
07.29.2011 Updates to Website DEFA14A —— —

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07.29.2011	Updates to Website	DEFA14A
07.29.2011	Forest Laboratories Files Investor Presentation	DEFA14A
07.28.2011	Forest Labs – A Leading Pharma Company	DEFA14A
07.28.2011	Updates to Website	DEFA14A
07.26.2011	Letter to Employees	DEFA14A
07.19.2011	Updates to Website	DEFA14A
07.19.2011	Excerpts from Q1 2012 Earnings Call	DEFA14A
07.18.2011	Website and Letter to Shareholders	DEFA14A
07.18.2011	Letter to Shareholders	DEFA14A
07.18.2011	Letter to Employees	DEFA14A
07.18.2011	Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting	DEFA14A
07.18.2011	Forest Laboratories Files Definitive Proxy Materials for Annual Meeting to Be Held on August 18, 2011	DEFA14A
07.18.2011	Proxy Statement	DEFC14A
07.12.2011	Letter to our Shareholders	DEFA14A
07.08.2011	Preliminary Proxy Statement	PRER14A
06.21.2011	Preliminary Proxy Statement	PREC14A
06.20.2011	Letter to Employees	DEFA14A
06.13.2011	Forest Laboratories Receives Notice of Director Nominees	DEFA14A

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